EXHIBIT 23(i)
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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 7, 1993 included in Connecticut Natural Gas Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and to all references to our Firm included in this registration statement.

                                             S/ Arthur Andersen & Co.
                                             ---------------------------
                                             ARTHUR ANDERSEN & CO.

   Hartford, Connecticut
   August 29, 1994